Summary Prospectus    May 1, 2014
VY Fidelity® VIP Mid Cap Portfolio  (formerly, ING Fidelity® VIP Mid Cap Portfolio)
Class/Ticker: ADV/VPFAX; S/VPFSX; S2/IFVMX
Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/vp/literature; email a request to Literature_request@voyainvestments.com; call 1-800-262-3862; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2014, and the audited financial statements on pages 8 - 21 of the Portfolio’s shareholder report dated December 31, 2013 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
INVESTMENT OBJECTIVE
The Portfolio seeks long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S	S2
Management Fees[2]	%	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10
Shareholder Services Fee[3]	%	0.25	0.25	0.25
Other Expenses	%	0.16	0.16	0.16
Total Annual Portfolio Operating Expenses	%	1.56	1.31	1.56
Waivers and Reimbursements[4]	%	(0.12)	(0.12)	(0.22)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.44	1.19	1.34
1	This table and the Expense Examples below reflect the aggregate expenses of both the Portfolio and the Fidelity® VIP Mid Cap Portfolio (“MasterFund”).
2	Based on the management fee of the Master Fund of 0.55%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.
3	Service Class 2 shareholders of the Master Fund, including the Portfolio, pay a shareholder servicing fee of 0.25%.
4	The adviser is contractually obligated to limit expenses to 0.55%, 0.30%, and 0.45% for Class ADV, Class S, and Class S2 shares, respectively, through May 1, 2015. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The obligation does not extend to interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses. The distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 shares through May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$147	481	839	1,846
S	$121	403	707	1,569
S2	$136	471	829	1,838
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Master Fund's portfolio turnover rate was 132% of the average value of its portfolio.
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PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests all of its assets in the Service Class 2 shares of the Master Fund, a series of Variable Insurance Products III, a registered open-end investment company. In turn, the Master Fund normally invests primarily in a portfolio of common stocks. The Master Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (which, for the purposes of the Master Fund are defined as those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400 Index). As of December 31, 2013 the smallest company in the Russell Midcap® Index had a market capitalization of $1.1 billion and the largest had a market capitalization of $29.2 billion. As of December 31, 2013 the smallest company in the S&P MidCap 400 Index had a market capitalization of $1.1 billion and the largest had a market capitalization of $11.5 billion. Investments can potentially include companies with smaller or larger market capitalizations. The Master Fund's Adviser or Sub-Adviser may invest the Master Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, the Master Fund's Adviser or Sub-Adviser may invest in growth stocks or value stocks or both.
For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.
The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio's assets in the Service Class 2 shares of the Master Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Master Fund and its investments. Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board of Directors (“Board”) would then consider whether the Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Fund). The
Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. Any of the following risks, among others, could affect the Portfolio's or Master Fund's performance or cause the Portfolio or Master Fund to lose money or to underperform market averages of other similar funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Master Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Liquidity    If a security is illiquid, the Master Fund might be unable to sell the security at a time when the Master Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Master Fund could realize upon disposition. The Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Master Fund invests. Rather, the market could favor securities to which the Master Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory
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Summary Prospectus	VY Fidelity® VIP Mid Cap Portfolio

or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.
Mid-Capitalization Company    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.08% and Worst quarter: 4th, 2008, -23.79%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	35.12	19.39	N/A	9.63	11/15/04
S&P MidCap 400 Index[1]	%	33.50	21.89	N/A	10.12
Class S	%	35.41	19.69	N/A	9.91	11/15/04
S&P MidCap 400 Index[1]	%	33.50	21.89	N/A	10.12
Class S2%		35.26	N/A	N/A	18.25	05/28/09
S&P MidCap 400 Index[1]	%	33.50	N/A	N/A	22.46
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser to the Portfolio
Directed Services LLC
Investment Adviser to the Master Fund	Sub-Adviser to the Master Fund
Fidelity Management & Research Company	FMR Co., Inc.

Portfolio Manager of the Master Fund
Tom Allen Portfolio Manager (since 06/01)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily
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Summary Prospectus	VY Fidelity® VIP Mid Cap Portfolio

do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Summary Prospectus	SPRO-464566 (0514-050114)